                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):   December 20, 1995




                       AMERICAN EDUCATIONAL PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)




COLORADO                            0-16310                         84-1012129
---------------             -----------------------            -----------------
(State or other             (Commission file number)           (Employer Identi-
incorporation                                                      fication No.)




        5350 Manhattan Circle, Suite 210, Boulder, Colorado         80303
        -----------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)




       Registrant's telephone number, including area code:  (303) 543-0123
       -------------------------------------------------------------------



          3101 Iris Avenue, Suite 215, Boulder, Colorado         80301
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2:   DISPOSITION OF ASSETS.

          On December 20, 1995, American Educational Products, Inc. (the "Company") completed the sale of substantially all of the assets of its wholly-owned subsidiary, Summit Learning, Inc. ("Summit Learning") to Steck-Vaughn Publishing Company, a Delaware corporation ("Steck-Vaughn").

          The assets consisted of substantially all of the assets used by Summit Learning in connection with its catalogue distribution business, including inventory, accounts receivable, furniture, fixtures and equipment, mailing lists, contracts and general intangible assets, including the trademarks "Summit Learning" and "Young Explorers."


          In consideration for the Summit Learning assets, Steck-Vaughn paid to the Company, net of adjustments at closing for variances in inventory and accounts receivable, approximately $4 million. The Company utilized the proceeds of the sale to retire all outstanding accounts payable attributable to the Summit Learning operations prior to closing and the reduction of the outstanding balance on its revolving credit facility and term notes with its primary lender.

          The effective date of the sale was December 1, 1995.

          Steck-Vaughn is a majority-owned subsidiary of National Education Corporation whose common stock is traded on the NASDAQ National Market System.

          Following the closing, the Company will continue to act as a holding company for its remaining operating subsidiaries: Scott Resources, Inc., Hubbard Scientific, Inc. and Churchill Media.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

               Not applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION

               Included herewith is the Pro Forma Financial Information required pursuant to Article 11 of Regulation SB.

          (c)  EXHIBITS

               1.0  Asset Purchase Agreement dated as of December 20, 1995

                       AMERICAN EDUCATIONAL PRODUCTS, INC.
                             PROFORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1995
                                   (UNAUDITED)


                                                                                    PROFORMA ADJUSTMENTS
                                                                                    --------------------
                                                         CONSOLIDATED,            ASSETS                                    AS
ASSETS                                                    AS REPORTED              SOLD            ADJUSTMENTS           ADJUSTED
------                                                   -------------          ----------         -----------         -----------
CURRENT ASSETS
   Cash                                                       $362,000                                                    $362,000
   Restricted cash receivable                                                                         $250,000   D.        250,000
   Trade receivables, net                                    2,902,000          $1,330,000                               1,572,000
   Income tax refunds receivable                               304,000                                                     304,000
   Inventories                                               3,736,000             943,000                               2,793,000
   Prepaid catalog cost                                        677,000             620,000                                  57,000
   Other                                                       423,000               8,000                                 415,000
                                                               -------               -----                                 -------
      TOTAL CURRENT ASSETS                                   8,404,000           2,901,000             250,000           5,753,000

PROPERTY AND EQUIPMENT, net                                  4,735,000             209,000                               4,526,000

VIDEO LIBRARY, net                                           2,569,000                                                   2,569,000

INTANGIBLE ASSETS, net                                       2,549,000                                                   2,549,000

OTHER ASSETS                                                   156,000                                                     156,000
                                                               -------                                                     -------

TOTAL ASSETS                                               $18,413,000          $3,110,000            $250,000         $15,553,000
                                                            ----------           ---------             -------          ----------
                                                            ----------           ---------             -------          ----------
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Note payable                                             $3,963,000                             ($3,043,000)  A.       $920,000
   Current maturities of long term debt                      1,086,000                                                   1,086,000
   Accounts payable                                          1,634,000                                (817,000)  B.        817,000
   Accrued expenses                                            383,000                                                     383,000
                                                               -------                                                     -------
      TOTAL CURRENT LIABILITIES                              7,066,000                              (3,860,000)          3,206,000

LONG TERM DEBT, less current maturities                      3,017,000                                (200,000)  A.      2,817,000

DEFERRED INCOME TAXES                                          558,000                                 450,000   C.      1,008,000

STOCKHOLDERS' EQUITY
   Common stock and paid in capital                          6,058,000                                                   6,058,000
   Retained earnings                                         1,714,000                                 750,000   C.      2,464,000
                                                             ---------                                 -------           ---------
      TOTAL STOCKHOLDERS' EQUITY                             7,772,000                                 750,000           8,522,000
                                                             ---------                                 -------           ---------

TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                                     $18,413,000                             ($2,860,000)        $15,553,000
                                                            ----------                              ----------          ----------
                                                            ----------                              ----------          ----------


               FOOTNOTES
               ---------
      A. The Company's primary lender has reserved the right to use the proceeds from sale to reduce certain borrowings under the working capital line of credit and certain borrowings under term notes in proportions and amounts to be determined by the lender at a later date.
      B. Proceeds from sale used to pay all accounts payable related to Summit Learning.
      C. Proforma gain on sale of $1,200,000 reduced by proforma deferred income taxes at 37%.
      D. A portion of the purchase price has been deferred pending Steck-Vaughn's final due diligence regarding asset values. Such amounts are expected to be received by the Company at various times between January 31, 1996 and June 30, 1996.

                       AMERICAN EDUCATIONAL PRODUCTS, INC.
                        PROFORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                                   (UNAUDITED)


                                                                 PROFORMA ADJUSTMENTS
                                                                 --------------------
                                      CONSOLIDATED,         OPERATIONS                                 AS
                                       AS REPORTED             SOLD            ADJUSTMENTS          ADJUSTED
                                      -------------       ------------        -------------        -----------
INCOME:
   Net sales                           $15,563,000          $7,504,000            $875,000   A.     $8,934,000
   Cost of goods sold                    8,771,000           4,220,000             472,000   A.      5,023,000
                                         ---------           ---------             -------           ---------

      Gross profit                       6,792,000           3,284,000             403,000           3,911,000

OPERATING EXPENSES:
   Catalog costs                         2,048,000           1,887,000                   0             161,000
   Other marketing                       2,002,000             382,000                   0           1,620,000
                                         ---------           ---------                   -           ---------
      Total marketing                    4,050,000           2,269,000                   0           1,781,000

   General and administrative            2,148,000             342,000                   0           1,806,000
                                         ---------             -------                   -           ---------
      Total Operating Expenses           6,198,000           2,611,000                   0           3,587,000
                                         ---------           ---------                   -           ---------


OPERATING INCOME                           594,000             673,000             403,000             324,000

OTHER INCOME (EXPENSE):
   Other income                             68,000                   0              50,000   B.        118,000
   Interest expense                       (679,000)                  0             290,000   C.       (389,000)
                                           -------                   -             -------             -------
      Net other income (expense)          (611,000)                  0             340,000            (271,000)
                                           -------                   -             -------             -------

INCOME (LOSS) BEFORE INCOME TAXES          (17,000)            673,000             743,000              53,000

Income tax (expense)                         6,000            (249,000)           (275,000)            (20,000)
                                             -----             -------             -------               -----

NET INCOME (LOSS)                         ($11,000)           $424,000            $468,000             $33,000
                                           -------             -------             -------             -------


Earnings (loss) per common share            ($0.00)                                                       $.01
                                             -----                                                        ----
                                             -----                                                        ----
Average number of common
   shares outstanding                    4,166,000                                                   4,166,000
                                         ---------                                                   ---------
                                         ---------                                                   ---------


               FOOTNOTES
               ---------
      A. Sales to Summit Learning from other divisions of American Educational Products, previously eliminated in consolidation.
      B.   Rental income associated with lease of building to Steck-Vaughn.
      C. Estimated interest savings after application of sale proceeds to reduce certain borrowings.

                       AMERICAN EDUCATIONAL PRODUCTS, INC.
                        PROFORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                                   (UNAUDITED)


                                                                                    PROFORMA ADJUSTMENTS
                                                                                    --------------------
                                                          CONSOLIDATED,        OPERATIONS                                  AS
                                                           AS REPORTED            SOLD             ADJUSTMENTS          ADJUSTED
                                                          -------------       -------------       -------------       -------------
INCOME:
   Net sales                                               $21,101,000         $10,094,000            $825,000   A.    $11,832,000
   Cost of goods sold                                       11,732,000           5,698,000             495,000   A.      6,529,000
                                                            ----------           ---------             -------           ---------
      Gross profit                                           9,369,000           4,396,000             330,000           5,303,000

OPERATING EXPENSES:
   Catalog costs                                             5,382,000           4,235,000                   0           1,147,000
   Other marketing                                           2,204,000             539,000                   0           1,665,000
                                                             ---------             -------                   -           ---------
      Total marketing                                        7,586,000           4,774,000                   0           2,812,000

   General and administrative                                4,012,000             674,000                   0           3,338,000
                                                             ---------             -------                   -           ---------
      Total Operating Expenses                              11,598,000           5,448,000                   0           6,150,000
                                                            ----------           ---------                   -           ---------

OPERATING INCOME                                            (2,229,000)         (1,052,000)            330,000            (847,000)

OTHER INCOME (EXPENSE):
   Other income                                                 77,000                   0              66,000   B.        143,000
   Interest expense                                           (661,000)                  0             350,000   C.       (311,000)
                                                               -------                   -             -------             -------
      Net other income (expense)                              (584,000)                  0             416,000            (168,000)
                                                               -------                   -             -------             -------

INCOME BEFORE INCOME TAXES                                  (2,813,000)         (1,052,000)            746,000          (1,015,000)

Income tax (expense)                                           955,000             358,000            (254,000)            343,000
                                                               -------             -------             -------             -------

NET INCOME                                                 ($1,858,000)          ($694,000)           $492,000           ($672,000)
                                                             ---------             -------             -------            --------

Earnings (loss) per common share                                ($0.46)                                                     ($0.17)
                                                                  ----                                                        ----
                                                                  ----                                                        ----
Average number of common
   shares outstanding                                        4,060,000                                                   4,060,000
                                                             ---------                                                   ---------
                                                             ---------                                                   ---------



               FOOTNOTES
               ---------
      A. Sales to Summit Learning from other divisions of American Educational Products, previously eliminated in consolidation.
      B.   Rental income associated with lease of building to Steck-Vaughn.
      C. Estimated interest savings after application of sale proceeds to reduce certain borrowings.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN EDUCATIONAL PRODUCTS, INC.



Dated:      December 27, 1996      By:   /s/ Paul D. Whittle
          ----------------------         ---------------------------------------
                                         Paul D. Whittle, President